==========================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): March 11, 1998

                           REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)


                   Florida                1-12298           59-3191743
               (State or other          (Commission        (IRS Employer
                jurisdiction              File No.)      Identification No.)
              of incorporation)


   121 West Forsyth Street, Suite 200
   Jacksonville, Florida                                    32202
   (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number including area code:     (904)356-7000

                                       N/A
          (Former name or former address, if changed since last report)


   ==========================================================================

   Item 2.   Acquisition or Disposition of Assets.

   General

        On March 11, 1998, Regency Realty Corporation (the "Company") acquired, through a limited partnership (the "Partnership") of which the Company is the sole general partner, substantially all of the completed properties and third party management assets of Midland Development Group, Inc. and certain of its affiliates ("Midland") pursuant to a Contribution Agreement dated January 12, 1998. For additional information, see the Company's current report on Form 8-K filed with the Commission on February 4, 1998.


   Item 7.   Financial Statements and Exhibits.

        (a) and (b)    Financial Statements and Pro Forma Financial
   Information

        Audited statement of revenues and certain expenses for Midland for the year ended December 31, 1996 and unaudited pro forma consolidated balance sheet as of September 30, 1997 and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 were included in the Company's current report on Form 8-K filed with the Commission on February 4, 1998.

        (c)  Exhibits

        (2) Contribution Agreement dated as of January 12, 1998, by and among Regency Realty Corporation, Midland Development Group, Inc., the Midland Principals and certain Midland Affiliates.

       (10)  Material Contracts:

             (a) Second Amended and Restated Agreement of Limited Partnership of Regency Centers, L.P., dated as of March 5, 1998, by and among Regency Realty Corporation, as General Partner, and the Limited Partners named therein.

             (b) Registration Rights Agreement dated as of March 5, 1998, by and among Regency Realty Corporation and the Investors named therein.

             (c) Amended and Restated Redemption Agreement dated as of March 5, 1998, by and among Regency Realty Corporation and the Investors named therein.

             (d) Non-Competition Agreement dated as of March 11, 1998, by and among Regency Centers, L.P., Regency Realty Group, Inc., Regency Realty Corporation and Lee S. Wielansky.

             (e) Lock-up letter agreement of Lee S. Wielansky dated as of March 1, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REGENCY REALTY CORPORATION
                                      (Registrant)


   March 19, 1998                     By:   /s/ J. Christian Leavitt
                                         ------------------------------------
                                           J. Christian Leavitt
                                           Vice President and Treasurer